UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 28, 2007

Date of Report (date of earliest event reported)

FOXHOLLOW TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50998	94-3252085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

740 Bay Road

Redwood City, California 94063-2469

(Address of principal executive offices)

(650) 421-8400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2007, the Compensation Committee of the Board of Directors of FoxHollow Technologies, Inc. (the “Company”) established the 2007 annual base salary levels for the following executive officers of the Company and approved the payment of bonuses for 2006 to these executive officers, as set forth in the table below:

Name	Title	2007 Annual Base Salary	2006 Bonus Payments
John Simpson	Chief Executive Officer	$400,000	—
Matthew Ferguson	Chief Financial Officer	$300,000	$75,000
Ronald Steckel	Chief Operating Officer	$300,000	$75,000
Duke Rohlen	President, Strategic Operations	$300,000	$75,000
Angela Soito	Senior Vice President, Clinical Affairs	$275,000	$76,500
Daniel Lerner	Senior Vice President, Molecular Programs	$275,000	—
Richard Zimmer	Senior Vice President, Sales	$275,000	$66,333

All annual base salary levels are retroactive to January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXHOLLOW TECHNOLOGIES, INC.

Date: March 6, 2007	By:	/s/ Matthew B. Ferguson
Matthew B. Ferguson
Chief Financial Officer